SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2001
                                                 --------------
                        RESERVE INDUSTRIES CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                NEW MEXICO
                ---------------------------------------------
                (State or other jurisdiction of incorporation)

        0-3492                        85-0128783
------------------------   ------------------------------------
(Commission File Number)   (IRS Employer Identification Number)


20 First Plaza, Suite 308, Albuquerque, New Mexico    87102
--------------------------------------------------  ---------
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (505) 247-2384

                             No Change
   ------------------------------------------------------------
  (Former name or former address, if changed since last report)

ITEM 5.  Other Events

Rossborough Manufacturing Co. L.P. (Rossborough), in which the Registrant has a 44% equity interest, finalized the acquisition of substantially all of the assets and certain of the liabilities of Reactive Metals and Alloys Corporation (Remacor) of West Pittsburgh, PA. Both companies service the global steel industry by providing hot metal desulfurization, desulfurization equipment, and metallurgical additives for secondary steel refining, technology and field service. Other products and services are also provided to the global die casting industry.

The acquisition entity is Rossborough-Remacor LLC, and the LLC will also contain substantially all of Rossborough's assets and liabilities. Rossborough-Remacor LLC will have global sales in excess of $80 million and will be better able to compete in the steel industry, which has been plagued by financial problems related to over capacity. By consolidating the companies, the LLC plans to lower its cost structure to the benefit of all parties.

The purchase price for the Remacor assets was the assumption of certain liabilities, a subordinated note in an amount equal to $4,000,000 and a 35% membership interest in Rossborough-Remacor.
 Gerald R. Zebrowski, President and CEO of Rossborough, will retain the position of President and CEO of Rossborough-Remacor. Joseph R. Jackman, President and CEO of Remacor, will be elected Vice President and Chief Operating Officer of Rossborough-Remacor.

Forward-Looking Statements. This release contains "forward-looking statements", within the meaning of the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" are statements such as those contained in projections, plans, objectives, estimates, statements of future economic performance, and assumptions related to any of the forgoing, and may be identified by the use of forward-looking terminology, such as "may", "expect", "anticipate", "estimate", "goal", "continued", or other comparable terminology. By their very nature, forward-looking statements are subject to known and unknown risks and uncertainties relating to the Company's future performance that may cause the actual results, performance or achievements of the Company, or industry results, to differ materially from those expressed or implied in such "forward-looking statements".

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Reserve Industries Corporation
                                      (Registrant)



Date  August 4, 2001          /s/ William J. Melfi
                              ----------------------------
                              William J. Melfi
                              Vice President Finance